UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 16, 2022

MOBILESMITH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32634	95-4439334
(Commission File Number)	(IRS Employer Identification No.)

5400 Trinity Rd., Suite 208 Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

855-516-2413
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2022, Chris Caramanico, the Chief Executive Officer and member of the Board of Directors (the “Board”) of MobileSmith, Inc. (the “Company”) verbally resigned from both positions effective immediately. A copy of Mr. Caramanico’s resignation letter, which was delivered after his resignation, is attached to this Current Report on Form 8-K as Exhibit 17.1.  The Board agreed to waive any notice provisions related to Mr. Caramanico’s resignation pursuant to his employment agreement.  The Company will not owe Mr. Caramanico any severance payments or other amounts other than his accrued salary up to his resignation date.  Mr. Caramanico’s resignation was not as a result of any disagreement with the Company or any of its subsidiaries on any matters related to their operation, policies or practices.

Effective upon Mr. Caramanico’s resignation, the Board appointed Gleb Mikhailov, the Company’s current Chief Financial Officer, as the Company’s Interim Chief Executive Officer.  Mr. Mikhailov’s current annual salary of $200,000 will not be adjusted at this time.  The Company will report any material adjustments to Mr. Mikhailov’s compensation on a Current Report on Form 8-K as necessary.  Mr. Mikhailov’s biography is set forth below.

Mr. Mikhailov has been the Company’s Chief Financial Officer since April 2013. From January 2013 to March 2013, Mr. Mikhailov served as the Manager of Financial Reporting and SEC Consulting in the SEC Solutions Group of Citrin Cooperman, LLP, an accounting firm providing business solutions and accounting services to middle market companies. From January 2005 until December 2012, Mr. Mikhailov was employed by EisnerAmper LLP, a full-service advisory and public accounting firm, in its Private Business Services Group and Audit and Assurance Group. He was a Manager at EisnerAmper LLP since 2010. Mr. Mikhailov holds a B.A. in Accounting from Rutgers, The State University of New Jersey and an M.B.A. from Rutgers Business School. Mr. Mikhailov holds a CPA license issued by the State of New Jersey.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

17.1	Resignation Letter of Chris Caramanico dated September 16, 2022.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2022	MobileSmith, Inc.

	By:	/s/ Gleb Mikhailov
Gleb Mikhailov
Interim Chief Executive Officer and Chief Financial Officer

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